                                                                    EXHIBIT 24




                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Jay E. Dittus and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1993, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of January, 1994.



                                                           /s/ A. Robert Abboud
                                                           ---------------------

                                                             A. Robert Abboud

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Jay E. Dittus and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1993, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of January, 1994.





                                                             /s/ James W. Cozad
                                                             ------------------

                                                               James W. Cozad

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Jay E. Dittus and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1993, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 1994.




                                                       /s/ James A. Henderson
                                                       ----------------------

                                                         James A. Henderson

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Jay E. Dittus and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1993, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 1994.




                                                             /s/ Emerson Kampen
                                                             ------------------

                                                               Emerson Kampen

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Jay E. Dittus and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1993, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 1994.




                                                        /s/ Robert B. McKersie
                                                        ----------------------

                                                          Robert B. McKersie

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Jay E. Dittus and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1993, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 1994.





                                                        /s/ Donald S. Perkins
                                                        ---------------------

                                                          Donald S. Perkins

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Jay E. Dittus and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1993, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 1994.




                                                          /s/ Joshua I. Smith
                                                          -------------------

                                                            Joshua I. Smith

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Jay E. Dittus and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1993, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1994.




                                                      /s/ Nancy H. Teeters
                                                      --------------------

                                                        Nancy H. Teeters

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Jay E. Dittus and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1993, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January, 1994.




                                                       /s/ Raymond C. Tower
                                                       --------------------

                                                         Raymond C. Tower

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Jay E. Dittus and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1993, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 1994.




                                                        /s/ Arnold R. Weber
                                                        -------------------

                                                          Arnold R. Weber